EXHIBIT 99.1

Harvard Bioscience, Inc. Announces Filing of IPO Registration Statement for Harvard Apparatus Regenerative Technology, Inc.

HOLLISTON, Mass., Dec. 11, 2012 (GLOBE NEWSWIRE) -- Harvard Bioscience, Inc. (Nasdaq:HBIO), a global developer, manufacturer and marketer of a broad range of tools to advance life science research and regenerative medicine, today announced that its wholly-owned subsidiary, Harvard Apparatus Regenerative Technology, Inc., filed a registration statement with the SEC for an initial public offering, or IPO, of Harvard Apparatus Regenerative Technology's common stock. Following the IPO, Harvard Apparatus Regenerative Technology will own Harvard Bioscience's regenerative medicine device business, which develops life-saving medical devices in the field of regenerative medicine, including devices to be used by physicians for growing organs outside the body for transplant. Following the IPO, Harvard Bioscience will own at least 80% of Harvard Apparatus Regenerative Technology's common stock. Harvard Bioscience intends to distribute its remaining interest in Harvard Apparatus Regenerative Technology to Harvard Bioscience's shareholders in a pro-rata, tax-free dividend approximately 120 days following the closing of the IPO. Summer Street Research Partners will act as sole book-running manager for the offering.

Conference Call Details

Management will host a conference call to discuss the impact of the IPO and the pro-rata dividend on Harvard Bioscience and its shareholders. This call will be simultaneously broadcast over the Internet and can be accessed through the Harvard Bioscience, Inc. web site. In addition, management may discuss and answer questions concerning the IPO filing, Harvard Bioscience's intention to subsequently distribute Harvard Bioscience's remaining interest in a pro-rata, tax-free dividend, management's views on the spin-off's effects on Harvard Bioscience and other business and financial matters affecting Harvard Bioscience. Some of these discussions and responses to questions may contain information that has not been previously disclosed. The conference call will begin at 8:30 a.m. eastern time tomorrow, December 12, 2012. To listen to the conference call, log on to our website at www.harvardbioscience.com and click on the Earnings Call icon. The conference call will be referenced as an Upcoming Event. If you are unable to listen to the live webcast, the call will be archived in the investor relations section of our website.

The live conference call is also accessible by dialing toll-free 877-303-7611, or toll 970-315-0445, and referencing the pass code 80382716. A replay of this conference call will be available from 11:30 a.m. eastern time on December 12, 2012 through December 21, 2012 and will be accessible by dialing toll-free 855-859-2056, or toll 404-537-3406, and referencing the pass code 80382716.

This release is available on our website by clicking on the Press Releases icon.

Registration Statement

A registration statement including a prospectus relating to the common stock of Harvard Apparatus Regenerative Technology, Inc. has been filed with the Securities and Exchange Commission ("SEC") but has not yet become effective. These securities may not be sold nor may offers to buy these securities be accepted before the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The initial public offering will be made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933. Before you invest in Harvard Apparatus Regenerative Technology, you should read the prospectus in that registration statement and the documents filed as exhibits to the registration statement for more complete information about Harvard Apparatus Regenerative Technology. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, when available, a copy of the preliminary prospectus may be obtained from the offices of Summer Street Research Partners, Attention: Prospectus Department, 101 Arch Street, Boston, MA 02110 or by telephone at +1-617-532-6464.

Forward-Looking Statements

Some of the statements in this press release are "forward-looking" and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These "forward-looking" statements include statements relating to, among other things, the planned IPO and the potential spin-off from Harvard Bioscience of Harvard Apparatus Regenerative Technology. These statements involve risks and uncertainties, including among other things, market conditions and with respect to the possible spin-off, Harvard Bioscience's ability to obtain a private letter ruling from the Internal Revenue Service regarding the distribution's tax-free treatment, that may cause results to differ materially from the statements set forth in this press release. The forward-looking statements in this press release speak only as of the date of this press release and are subject to uncertainty and changes. Given these circumstances, you should not place undue reliance on these forward-looking statements. Harvard Bioscience expressly disclaims any obligation or undertaking to release publicly any updates or revisions to such statements to reflect any change in its expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based.

For investor inquiries, please call (508) 893-8066. Press releases may be found on our web site, http://www.harvardbioscience.com.

The Harvard Bioscience, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=6426

CONTACT: David Green
         President
         dgreen@harvardbioscience.com
         Tel: 508 893 8999
         Fax: 508 429 8478

         Chane Graziano
         CEO
         cgraziano@harvardbioscience.com

         Tom McNaughton
         CFO
         tmcnaughton@harvardbioscience.com